Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 15, 2024, by and among Lazydays Holdings, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser”). Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 1.5. In the event only one Purchaser is listed in Schedule 1 hereto, any references in this Agreement to the “Purchasers” shall be deemed to refer to the sole Purchaser in the singular form listed on such Schedule 1.

RECITALS

A. On the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser and each Purchaser, severally and not jointly, desires to purchase from the Company at Closing (as hereinafter defined), that number of shares of common stock, $0.0001 par value, of the Company set forth opposite such Purchaser’s name on Schedule 1 hereto at a purchase price specified in Section 1.1.

B. The shares of Common Stock issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares”.

C. Substantially concurrently with the execution of this Agreement, certain other investors (the “Third-Party Purchasers”) have entered into (i) a separate securities purchase agreement with the Company, substantially similar to this Agreement (the “Third-Party SPA”), and (ii) an asset purchase agreement with certain subsidiaries of the Company (the “Third-Party APA” and together with the Third-Party SPA, collectively, the “Third-Party Agreements”), pursuant to which the Third-Party Purchasers have agreed to purchase Common Stock on the Closing Date (as defined below) at the same per share price as the Purchasers (the “Third-Party Acquired Shares”).

D. As of the date hereof, the aggregate number of shares of Common Stock to be sold by the Company pursuant to this Agreement and the Third-Party Agreements entered into on the date hereof equals 38,834,949 shares of Common Stock.

E. As of the date hereof, the aggregate amount of proceeds to be delivered to the Company in connection with the purchase and sale of the Shares and the Third-Party Acquired Shares pursuant to this Agreement and the Third-Party Agreements entered into on the date hereof equals $40,000,000.

F. The Board of Directors of the Company (the “Board”), including the Financing Committee of the Board, has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.

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G. At the Closing, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

Article I.

PURCHASE AND SALE

1.1 Authorization of Sale of Shares. Subject to the terms and conditions of this Agreement, each Purchaser agrees to, severally and not jointly, purchase from the Company, that number of Shares as set forth opposite each Purchaser’s name on Schedule 1 attached hereto, at a price per Share equal to $1.03 (the “Price Per Share” and the total purchase price for the Shares to be paid by each Purchaser, the “Share Purchase Price”).

1.2 Closing. Upon the terms and conditions set forth in this Agreement, on the Closing Date, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares (the closing of such transaction, the “Closing”). The parties understand and agree that, assuming the conditions to Closing are satisfied or waived, the Closing shall take place at such place as the Company and the Purchasers may mutually agree upon, orally or in writing.

1.3 Payment. On the Closing Date, (a) each Purchaser shall pay to the Company its Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to each Purchaser, and (b) the Company shall irrevocably instruct Continental Stock Transfer & Trust Company, LLC (the “Transfer Agent”) to deliver to such Purchaser the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A.

1.4 Closing Deliverables.

(a) Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (i) the copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A and (ii) the Registration Rights Agreement duly executed by the Company; and

(b) Purchasers. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

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(i) a fully completed and duly executed Stock Registration Questionnaire in the form attached hereto as Exhibit A;

(ii) a fully completed and duly executed Accredited Investor Qualification Questionnaire in the form attached hereto as Exhibit B;

(iii) a fully completed and duly executed Bad Actor Questionnaire in the form attached hereto as Exhibit C;

(iv) the Share Purchase Price by wire transfer to the account specified by the Company; and

(v) the Registration Rights Agreement duly executed by Purchaser.

(c) Further Assurances. On or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents that take such additional actions as the parties may reasonably deem to be practical and necessary in order to consummate the transactions contemplated hereby.

1.5 Defined Terms Used in This Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing. For the avoidance of doubt, the Purchasers shall not be deemed to be “Affiliates” of the Company for purposes of this Agreement.

“Blackwell” means Blackwell Partners LLC – Series A and together Coliseum Capital Partners L.P., the “CCM Purchasers”.

“CCM” means Coliseum Capital Management, LLC and its affiliates.

“Closing Date” means November 15, 2024, subject to the satisfaction or waiver of the closing conditions set forth in Section 5.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Excluded Rights Offering Parties” means the Excluded CCM Parties (as defined in the Third-Party Agreement among the Company and Affiliates of CCM), the Excluded Alta Parties and the Excluded Camping World Parties (as defined in the Third-Party APA among certain subsidiaries of the Company and Affiliates of Camping World Holdings, Inc.).

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“Material Contract” means any contract required to be disclosed by the Company under paragraph 601(b)(10) of Item 601 of Regulation S-K in applicable Securities Act and Exchange Act forms.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Series A Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share.

“Trading Day” means a Nasdaq trading day.

“Transaction Documents” means this Agreement, the Registration Rights Agreement and the annexes and exhibits attached hereto and thereto.

Article II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to and except as set forth in (i) the SEC Documents (as defined below) or (ii) the confidential disclosure letter of the Company delivered to the Purchasers immediately prior to the execution of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to each Purchaser as of the date hereof as follows. For purposes of these representations and warranties (other than those in Sections 2.2, 2.3, 2.5 and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.

2.1 Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the reports filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act since the end of the Company’s 2023 fiscal year through the date hereof, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024. The Company is qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, properties, assets, liabilities, operations, financial condition or results of operations of the Company (including all its subsidiaries, taken as a whole), or the ability of the Company to perform its obligations under this Agreement (a “Material Adverse Effect”); provided, for the avoidance of doubt, that the following shall not constitute a Material Adverse Effect for purposes of this Agreement: (i) any event, occurrence, development, circumstance or change affecting the Company’s industry as a whole or (without limiting the foregoing) arising directly or indirectly from general economic conditions; capital market conditions; changes in law, regulation or accounting requirements; changes in monetary or other governmental policy; or natural disasters, embargoes, explosions, riots, pandemics, wars, acts of terrorism or other force majeure events and any governmental responses thereto, except to the extent any of the foregoing disproportionately affects (individually or together with other events, occurrences, developments, circumstances or changes) the Company as compared to other similarly situated Persons operating in the same industry in which the Company operates, in which case it shall not be excluded from the determination of a Material Adverse Effect; (ii) any event, occurrence, development, circumstance or change arising directly or indirectly from the execution and/or announcement of this Agreement or (iii) the failure by the Company to meet internal or public projections, forecasts, estimates or predictions of revenue, earnings, cash flow or cash position (provided that the underlying causes of such failure may be considered in determining whether a Material Adverse Effect has occurred if not otherwise expressly excluded hereunder).

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2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue and sell the Shares to be issued by the Company in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors or stockholders is required. When executed and delivered by the Company, each of this Agreement and the other Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. The Board, at a meeting duly called and held or by written consent in lieu of such a meeting in accordance with the DGCL, adopted resolutions approving the transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of the Shares to be issued by the Company pursuant to this Agreement.

2.3 Issuance of Shares. The issuance of the Shares has been duly authorized by all necessary corporate action, and, when paid for and issued in accordance with the terms hereof, the Shares will be validly issued, fully paid and nonassessable. In addition, the Shares will be free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company and rights of refusal or preemptive rights of any kind imposed by the Company (other than as provided in the Transaction Documents or restrictions on transfer under applicable securities laws) and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Stock.

2.4 No Conflicts; Governmental Approvals. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents or issue and sell the Shares to be issued by the Company in accordance with the terms hereof, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to (A) the rules and regulations of Nasdaq, including a Nasdaq Listing of Additional Shares notification form, (B) applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and regulations and (C) filing a preliminary and definitive version of the Information Statement as required by the Exchange Act and regulations thereunder, in each case, which the Company undertakes to file or obtain within the applicable time periods and the filings required to be made pursuant to this Agreement and the other Transaction Documents (provided it is understood that this sentence speaks only as to the issuance of the Shares and does not speak as to the Rights Offering).

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2.5 Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q and current reports on Form 8-K (other than the grant of additional awards under the Company’s equity incentive plans or changes in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible or exchangeable into, shares of Common Stock, in each case outstanding as of the date set forth in the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q). Except as disclosed in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, the Company does not have any outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).

2.6 SEC Documents, Financial Statements, Subsidiaries. The Company represents and warrants that as of the date hereof, the Common Stock is registered pursuant to Section 12(b) of the Exchange Act. Since January 1, 2023, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”). At the times of their respective filing, all such reports, schedules, forms, statements and other documents of the Company conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. Except as disclosed in the SEC Documents, at the times of their respective filings, such reports, schedules, forms, statements and other documents of the Company did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has no subsidiaries except as disclosed in the SEC Documents. The Company or one of its subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by the Company or such subsidiary.

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2.7 No Liabilities. Except for as disclosed in writing to the Purchasers, the Company has no liabilities or obligations (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on the most recent balance sheet of the Company included in the SEC Documents, (ii) incurred in the ordinary course of business since the date of the most recent balance sheet of the Company included in the SEC Documents, (iii) incurred in connection with this Agreement, (iv) incurred pursuant to contracts binding on the Company (other than those resulting from a breach thereof), or (v) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

2.8 Accountants. The Company represents and warrants that RSM US LLP, whose report on the financial statements of the Company is filed with the Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, was, at the time such report was issued, an independent registered public accounting firm as required by the Securities Act. Except as described in the SEC Documents and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, RSM US LLP has not engaged in any non-audit services prohibited by subsection (g) of Section 10A of the Exchange Act on behalf of the Company.

2.9 Internal Controls. The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that, in all material respects: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in SEC Documents and the Company Disclosure Letter, the Company’s internal control over financial reporting is effective and the Company is not currently aware of any material weaknesses in its internal control over financial reporting.

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2.10 Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that are designed to comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company has conducted evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors with respect to the Company that could significantly affect the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is in compliance in all material respects with all provisions currently in effect and applicable to the Company of the Sarbanes-Oxley Act of 2002, and all rules and regulations promulgated thereunder or implementing the provisions thereof.

2.11 Taxes. The Company has (i) paid all material federal, state, local and foreign taxes required to be paid through the date hereof, except (x) any such taxes being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting requirements or (y) if a failure to pay such taxes would not reasonably be expected to have a Material Adverse Effect, and (ii) filed all material tax returns required to be filed through the date hereof, in each case except for (x) those returns for which a request for extension has been filed or (y) any failure to file that would not reasonably be expected to have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Company, except where such deficiencies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

2.12 Employee Benefits. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, excluding transactions effected pursuant to a statutory or administrative exemption, has occurred with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any member of its Controlled Group have ever maintained or contributed to or participated in a Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA. There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor or any other governmental agency or any foreign regulatory agency with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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2.13 Environmental Laws. (i) The Company and its subsidiaries (A) are, and at all times for the two years preceding the date of this Agreement have been, in compliance in all material respects with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, decrees, orders and other legally enforceable requirements relating to Hazardous Substances, the environment, natural resources or the protection of human or worker health or safety (collectively, “Environmental Laws”), (B) have obtained and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws for the conduct of their respective businesses as currently conducted, (C) have not received notice of any actual or potential liability (including such liability of a third party that would reasonably be expected to materially and adversely affect the Company or any of its subsidiaries) under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any release or threat of release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), (D) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (E) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except, in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost, obligation or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no storage, generation, transportation, use, handling, treatment, release or threat of release of Hazardous Substances by, due to or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or would reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.14 Anti-Corruption Laws. In the last five years, none of the Company or any of its subsidiaries, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent, or representative of the Company or of any of its subsidiaries, has, while acting on behalf of the Company or any of its subsidiaries, taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action in violation in any material respect of any applicable anti-corruption laws. In the last five years, the Company and each of its subsidiaries have conducted their respective businesses in compliance in all material respects with applicable anti-corruption laws. Neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the transactions contemplated by this Agreement in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption law.

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2.15 Money Laundering Laws. The operations of the Company and each of its subsidiaries are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.16 Data Privacy. Since January 1, 2023, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries have operated their business in a manner compliant with (a) all applicable privacy, data security and data protection laws and regulations, (b) all legally binding contractual obligations, and (c) all written, externally distributed Company policies, for each (i)(a) through (c), governing the collection, handling, usage, disclosure and storage of personally identifiable data in the Company’s possession or control, as that term (or similar terms) are defined under applicable privacy, data security and data protection laws (“Personal Data”), (ii) the Company has implemented and maintains policies and procedures designed to ensure the integrity, security and confidentiality of Personal Data collected, handled, used, disclosed and/or stored by the Company in connection with the Company’s operation of its business, (iii) the Company requires third parties which process Personal Data on its behalf to maintain measures designed to protect the privacy and security of such Personal Data, as applicable, and (iv) since January 1, 2023, the Company has not, to its knowledge, experienced any actual security incident that has resulted in unauthorized access, acquisition, alteration or modification, loss, theft or other unauthorized processing of any Personal Data.

2.17 No Undisclosed Events or Circumstances. Except as disclosed in the SEC Documents, since December 31, 2023, except for the consummation of the transactions contemplated herein, to the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company, or which would cause a Material Adverse Effect, but which has not been so publicly announced or disclosed.

2.18 Litigation. Except as disclosed in the SEC Documents or otherwise disclosed to each Purchaser, no action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Agreement or any of the other Transaction Documents; (ii) concerns or questions the right or authority of the Company to enter into the Transaction Documents and to perform its obligations thereunder; or (iii) is reasonably likely to have a Material Adverse Effect. The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently expects to have a Material Adverse Effect.

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2.19 Compliance. The Company (i) is not in violation of any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any Material Contract, (iii) is not in violation of any order of any court, arbitrator or governmental body, or (iv) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case (other than with respect to clause (i) above) for such defaults or violations as would not have a Material Adverse Effect.

2.20 Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

2.21 Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Article III hereof, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. No disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act.

2.22 No Integrated Offering. Other than the Third-Party Acquired Shares and shares of Common Stock issuable pursuant to that certain Preferred Stock Exchange Agreement by and among the Company and the CCM Purchasers, the Company has not sold, offered for sale or solicited offers to buy or otherwise negotiated, and shall not sell, offer for sale or solicit offers to buy or otherwise negotiate, in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would (i) require the registration under the Securities Act of the sale of the Shares or (ii) be integrated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

Article III.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as follows:

3.1 Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action by such Purchaser, and no further consent or authorization of such Purchaser or its board of directors, stockholders or other governing body is required. When executed and delivered by such Purchaser, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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3.2 No Conflict. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby do not and will not (i) violate any provision of such Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which such Purchaser is a party or by which such Purchaser’s properties or assets are bound, or (iii) result in a violation in any material respect of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Purchaser or by which any property or asset of such Purchaser are bound or affected.

3.3 Purchaser Sophistication; Accredited Investor. Such Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (b) is an “accredited investor” pursuant to Rule 501 of Regulation D under the Securities Act; (c) is acquiring the Shares for its own account for investment only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares; (d) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (e) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except in compliance with the Securities Act and applicable state securities laws; (f) understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares; (g) understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder); and (h) understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

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3.4 Private Placement. Such Purchaser acknowledges and agrees that the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Such Purchaser acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by such Purchaser absent an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder.

3.5 Ownership of Capital Stock. Except as previously disclosed in the SEC Documents or to the Company in writing or by email, such Purchaser and its Affiliates beneficially own no shares of capital stock of the Company as of the date hereof.

3.6 Stock Legends. Such Purchaser acknowledges that certificates or book-entry credits evidencing the Shares shall bear a restrictive legend in substantially the following form (and including related stock transfer instructions and record notations):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

3.7 No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.8 No General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (as defined in Regulation D under the Securities Act) and the Shares were offered to such Purchaser solely by direct contact between such Purchaser and the Company (or an authorized representative of the Company). Such Purchaser did not become aware of this offering of Shares, nor were the Shares offered to such Purchaser, by any other means.

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3.9 Purchase Entirely for Own Account. The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act (without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws). Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.

3.10 Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.11 Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Such Purchaser acknowledges receipt of copies of the SEC Documents (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

3.12 No Rule 506 Disqualifying Activities. Neither such Purchaser nor any person or entity with whom such Purchaser will share beneficial ownership of the Shares is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)-(viii) under the Securities Act.

3.13 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

3.14 Disclaimer of Other Representations and Warranties. Except as expressly set forth in Article II (as qualified by the SEC Documents), in the Company Disclosure Letter or in any other Transaction Document, such Purchaser acknowledges that neither the Company nor any other Person has made or is making any representation or warranty of any kind, express or implied, at law or in equity, including with respect to it or any of its subsidiaries or any of their respective businesses, assets, liabilities, condition (financial or otherwise), prospects or operations, or otherwise, and any such other representations and warranties are hereby expressly disclaimed by the Company, and such Purchaser hereby expressly disclaims reliance thereon. Without limiting the foregoing, such Purchaser has received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company, its subsidiaries and their respective businesses and operations, and such Purchaser is making its own evaluation of the adequacy and accuracy of all such estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plan information, and such Purchaser has not relied upon and will not have any claim against the Company or any of its subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto.

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Article IV.

COVENANTS OF THE PARTIES

4.1 Further Transfers. Each Purchaser covenants that the Shares will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require such Purchaser to provide to the Company an opinion of counsel selected by such Purchaser, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

4.2 Indemnification.

(a) To the full extent permitted by applicable law and applicable Delaware public policy, the Company agrees to indemnify and hold harmless such Purchaser, and their respective directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the “Purchaser Indemnitees”), from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses (including attorneys’ fees) incurred in investigating, preparing or defending against any litigation commenced or threatened by a Person (other than a Purchaser Indemnitee)) based upon or arising out of (x) the inaccuracy or the Company’s breach of any representation, warranty or covenant contained in the Transaction Documents or (y) the transactions contemplated by the Transaction Documents; provided, however, that the Company will not be liable in any such case to the extent and only to the extent that any such loss, liability, claim, damage, cost, fee or expense arises out of or is based upon (i) the inaccuracy of any representations made by such indemnified party in the Transaction Documents, (ii) the failure of such indemnified party to comply with the covenants and agreements contained herein or (iii) the gross negligence, illegal acts, fraud or willful misconduct of any Purchaser Indemnitee.

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(b) Promptly after receipt by an indemnified party under this Section 4.2 of notice of the commencement of any indemnifiable action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.2, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4.2 except to the extent the indemnified party is actually prejudiced by such omission. In case any such indemnifiable action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such indemnifiable action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such indemnifiable action on behalf of such indemnified party or parties, and the indemnifying party shall be responsible for payment of reasonable legal expenses (including reasonable attorneys’ fees) incurred by the indemnified party in connection with such separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such indemnifiable action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.2 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses (including reasonable attorneys’ fees) of more than one separate counsel in such circumstance), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the indemnifiable action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened indemnifiable action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such indemnifiable action) unless such settlement, compromise or consent requires only the payment of money damages, does not subject the indemnified party to any continuing obligation or require any admission of criminal or civil responsibility, and includes an unconditional release of each indemnified party from all liability arising out of such indemnifiable action, or (ii) be liable for any settlement of any such indemnifiable action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such indemnifiable action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(c) Each Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than for actions seeking specific performance of the obligations under this Agreement or in the case of intentional fraud with respect to the making of the representations and warranties by the Company in Article II, the sole and exclusive remedy of such Purchaser and such Purchaser Indemnitee with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions set forth in this Section 4.2.

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4.3 Rights Offering.

(a) Promptly after Closing, The Company shall file with the Commission a registration statement on Form S-1 (as amended from time to time, the “S-1”) related to a $25,000,000 rights offering in which the holders of the Common Stock, including the Common Stock underlying the Company’s warrants and Series A Preferred Stock (in each case, other than the Excluded Rights Offering Parties), will receive non-transferable rights to purchase additional shares of Common Stock at the same Price Per Share as the Shares (the “Rights Offering”). The Company shall use its commercially reasonable efforts to resolve all Commission comments with respect to the S-1 as promptly as reasonably practicable after receipt thereof and to have the S-1 cleared by the staff of the Commission as promptly as reasonably practicable after such filing. The Company shall make any necessary filings with respect to effectuating the Rights Offering under the Exchange Act and the rules and regulations thereunder.

(b) Each Purchaser, on behalf of itself and all its respective Affiliates (including Alta Fundamental Advisers LLC and its Affiliates) (collectively the “Excluded Alta Parties”), hereby irrevocably acknowledges and agrees that each of the Excluded Alta Parties has no right or entitlement to, and hereby waives any right any of the Excluded Alta Parties may have as a holder of securities of the Company or otherwise to, receive any right in the Rights Offering or purchase shares of Common Stock in the Rights Offering. To the extent any of the Excluded Alta Parties who is not a party to this Agreement directly or indirectly owns, holds or controls any securities of the Company as of the record date for the Rights Offering each Purchaser will cause each of such Excluded Alta Parties to confirm such an acknowledgment, agreement and waiver in a signed agreement with the Company. The acknowledgement, agreement and waiver in the first sentence of this Section 4.3(b), together with any additional acknowledgment, agreement and waiver contemplated by the prior sentence, are referred to herein collectively as the “Alta Rights Offering Acknowledgment.”

(c) The Company shall obtain the consent of the Purchasers before upsizing the Rights Offering above $25,000,000.

4.4 Use of Proceeds. The Company will use the proceeds from the sale of the Shares for working capital and general corporate purposes, including repayment of indebtedness.

4.5 Listing. Until such time as the Shares are no longer held by any Purchaser, the Company shall use commercially reasonable efforts to avoid the delisting or suspension of the Common Stock on Nasdaq.

4.6 Reporting Status. Until the date on which the Purchaser shall have sold all of the Shares, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act.

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Article V.

CONDITIONS TO CLOSING

5.1 Conditions Precedent to the Obligations of Purchasers. The obligation of the Purchasers to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Purchasers, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in Article II (without giving effect to any materiality or Material Adverse Effect qualifiers) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date), in each case, except where the failure to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Performance. The Company shall have performed and complied, in all material respects, with all covenants, agreements and obligations contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing, including, without limitation, the delivery by the Company of the items contemplated by Section 1.4(a).

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) No Nasdaq Objection. No objection by Nasdaq to the consummation of the transactions contemplated by the Transaction Documents shall have occurred and remain unresolved.

(e) Listing of Additional Shares. The Company shall have submitted a Listing of Additional Shares Notification with the Nasdaq covering all of the Shares, and the Common Stock (i) shall continue to be listed on Nasdaq and (ii) shall not have been suspended, as of the Closing Date, by the Commission or Nasdaq from trading on Nasdaq nor shall suspension by the Commission or Nasdaq have been threatened, as of the Closing Date.

(f) Third-Party Agreements. The Third-Party Agreements shall have been duly executed, 29,126,212 of Third-Party Acquired Shares shall have been issued at the same Price Per Share as the Shares, the Company shall have received payment from the Third-Party Purchasers for the Third-Party Acquired Shares, and the Purchasers shall have received copies of the Third-Party Agreements.

(g) Preemptive Rights Waiver. Any persons having any preemptive rights, rights of first refusal or similar rights as regards the Common Stock (if any) shall have waived said rights, or the Company shall have complied with all requirements thereunder.

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5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Purchasers contained in Article III shall be true and correct in all respects as of the Closing (unless as of a specific date therein in which case they shall be accurate as of such date).

(b) Performance. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and obligations required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including, without limitation, the delivery by such Purchaser of the items contemplated by Section 1.4(b).

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) No Nasdaq Objection. No objection by Nasdaq to the consummation of the transactions contemplated by the Transaction Documents shall have occurred and remain unresolved.

(e) Alta Rights Offering Acknowledgement. The Alta Rights Offering Acknowledgment shall remain in effect.

Article VI.

MISCELLANEOUS

6.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the Closing and the delivery of the Shares.

6.2 Termination.

(a) Termination by Mutual Agreement. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time by mutual written consent of the Purchasers and the Company.

(b) Termination by Purchasers. This Agreement may be terminated by the Purchasers upon written notice to the Company if:

i. there is an inaccuracy or a breach in any material respect by the Company of any of the respective representations, warranties, covenants, or obligations of the Company set forth in this Agreement that (A) is materially adverse to the Purchasers such that a closing condition in Section 5.1 would reasonably be expected to not be satisfied by the Outside Date and (B) (if capable of being cured) has not been cured before ten business days after the transmission of a written notice to the Company detailing any such breach;

ii. there shall have occurred any event or condition that has had or would be reasonably expected to have a Material Adverse Effect, in each case as compared to such business, operations, assets, liabilities or financial condition as of the date hereof, and such Material Adverse Effect is, if capable of being remedied or cured, not remedied or cured within ten business days of the occurrence thereof; or

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iii. any of the Third-Party Purchasers terminates a Third-Party Agreement in accordance with the terms thereof.

(c) Automatic Termination. This Agreement shall terminate automatically as to the Company and the Purchasers without further action or notice by any party at 5:00 pm Eastern on January 31, 2025 (the “Outside Date”) if the Closing has not occurred by such time.

(d) Termination by Company. This Agreement may be terminated by the Company upon written notice to the Purchasers if there is an inaccuracy or a breach in any material respect by the Purchasers of any of the respective representations, warranties, covenants, or obligations of the Purchaser set forth in this Agreement that (A) is materially adverse to the Company such that a closing condition in Section 5.2 would reasonably be expected to not be satisfied by the Outside Date and (B) (if capable of being cured) has not been cured before ten business days after the transmission of a written notice to the Purchasers detailing any such breach.

6.3 Exchange Act Filing. The Company shall timely file with the Commission a Current Report on Form 8-K disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and attaching the material Transaction Documents. Notwithstanding anything in this Agreement to the contrary, the Company (i) shall not publicly disclose the name of the Purchasers or any of its Affiliates or advisers, or include the name of the Purchasers or any of their Affiliates or advisers in any press release, without the prior written consent of such Purchaser and (ii) shall not publicly disclose the name of such Purchaser or any of its Affiliates or advisers, or include the name of such Purchaser or any of its Affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Purchaser, except, in each case, (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq.

6.4 No Finder’s Fees. The Company agrees to indemnify and to hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible. Each Purchaser, severally and jointly, agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees or representatives is responsible.

6.5 Fees and Expenses. All costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred; provided, however, that the Company shall pay the reasonable fees and expenses of the Purchasers’ legal counsel incurred incident to the negotiation, preparation, execution, delivery and performance of this Agreement, the other Transaction Documents and the transactions contemplated by this Agreement, up to a maximum of $25,000 (provided further that, if indemnification is owed in accordance with Section 4.2, Section 4.2 will govern in lieu of this Section 6.5).

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6.6 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules; provided, however, that any confidentiality agreements previously entered into between the Company and the Purchasers shall remain in full force and effect. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers and the Purchasers will execute and deliver to the Company, such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.7 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Lazydays Holdings, Inc.
4042 Park Oaks Boulevard, Suite 350
Tampa, Florida 33610
Attention: Interim Chief Executive Officer
Email: rkfleming@lazydays.com

with copies (which copies shall not constitute notice to the Company) to:	Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, Oregon 97205
Attention: Will Goodling; Steve Hull
Email: will.goodling@stoel.com; steve.hull@stoel.com

If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.

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6.8 Amendments; Waivers. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. If any Third-Party Agreement is amended or waived in a manner that affords additional rights to or otherwise benefits a Third-Party Purchaser, this Agreement shall be automatically, without action of the parties hereto, amended or waived in the same or substantially equivalent manner.

6.9 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of such Purchaser. A Purchaser may assign its rights under this Agreement only to an Affiliate or a Person to whom the Purchaser assigns or transfers all Shares held by such Purchaser; provided, that (i) following such transfer or assignment, the further disposition of the Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (ii) as a condition of such transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (iii) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

6.11 Persons Entitled to Benefit of Agreement. Except as otherwise expressly provided herein (including Section 4.2), this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.12 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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6.13 Counterparts; Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.14 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

6.15 Remedies. Each Purchaser shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser and Third-Party Purchaser under any Transaction Document and Third-Party Agreement are several and not joint with the obligations of any other Purchaser or Third-Party Purchaser, and no Purchaser or Third-Party Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser or Third-Party Purchaser under any Transaction Document or Third-Party Agreement. Nothing contained herein or in any other Transaction Document or Third-Party Agreement, and no action taken by any Purchaser or Third-Party Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers and Third-Party Purchasers as, and the Company acknowledges that the Purchasers and Third-Party Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers and Third-Party Purchasers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and Third-Party Agreements, and the Company acknowledges that the Purchasers and Third-Party Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and Third-Party Agreements. The Company acknowledges and each Purchaser and Third-Party Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby and thereby with the advice of its own counsel and advisors. Each Purchaser and Third-Party Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents or Third-Party Agreements, and it shall not be necessary for any other Purchaser or Third-Party Purchaser to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

LAZYDAYS HOLDINGS, INC.

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Interim Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

Alta Fundamental Advisers Master LP
By: Alta Fundamental Advisers LLC, its Investment Manager

By:	/s/ Gilbert Li
Name:	Gilbert Li
Title:	Managing Partner

Star V Partners LLC
By: Alta Fundamental Advisers LLC, its Investment Manager, solely with respect to the assets it manages

By:	/s/ Gilbert Li
Name:	Gilbert Li
Title:	Authorized Signatory

Blackwell Partners LLC - Series A
By: Alta Fundamental Advisers LLC, its Investment Manager, solely with respect to the assets it manages

By:	/s/ Gilbert Li
Name:	Gilbert Li
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

SCHEDULE 1

SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Aggregate Purchase Price
Alta Fundamental Advisers Master LP c/o Alta Fundamental Advisers LLC 1500 Broadway Suite 704 New York, New York 10036 Attn: Scott Pritchard Office: 212.319.1778 Fax: 212.319.1105 Email: operations@altafundamental.com	3,474,757	$3,578,999.71
Star V Partners LLC c/o Alta Fundamental Advisers LLC 1500 Broadway Suite 704 New York, New York 10036 Attn: Scott Pritchard Office: 212.319.1778 Fax: 212.319.1105 Email: operations@altafundamental.com	2,363,592	$2,434,499.76
Blackwell Partners LLC - Series A c/o Alta Fundamental Advisers LLC 1500 Broadway Suite 704 New York, New York 10036 Attn: Scott Pritchard Office: 212.319.1778 Fax: 212.319.1105 Email: operations@altafundamental.com	8,724,757	$8,986,499.71

Exhibit A

STOCK REGISTRATION QUESTIONNAIRE

Pursuant to Section 1.4 of the Agreement, please provide us with the following information:

The exact name that the Shares are to be registered in (this is the name that will appear on the common stock certificate(s) or Direct Registration System advice(s)):
The relationship between the Purchaser of the Shares and the Registered Purchaser listed in response to Item 1 above:
The mailing address, telephone and telecopy number of the Registered Purchaser listed in response to Item 1 above:

The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Purchaser listed in response to Item 1 above:
CAST Account Number of the Registered Purchaser listed in response to Item 1 above (indicate none if such Registered Purchaser does not yet have one):

Exhibit B

ACCREDITED INVESTOR QUALIFICATION QUESTIONNAIRE

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this questionnaire is to determine whether you are an “accredited investor” under United States federal and state securities laws and the regulations under those laws with respect to the issuance of common stock, $0.0001 par value (the “Common Stock”) by Lazydays Holdings, Inc. a Delaware corporation (the “Company”). By signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration or qualification requirements under U.S. federal and state securities laws.

1. INVESTOR INFORMATION

Full Legal Name of Investor: ____________________________________________________________

Address (including zip code): ____________________________________________________________

Phone Number: (_____) ______-__________

E-mail Address: ____________________

2. ACCREDITED INVESTOR CONFIRMATION

The undersigned is an “accredited investor” because he, she or it comes within one or more of the following categories (please check the appropriate box(es) below):

☐ If you are an individual (not an entity), your individual net worth, or joint net worth with your spouse or spousal equivalent, exceeds $1,000,000, excluding the value of your primary residence and excluding any indebtedness fully secured by your primary residence.

☐ If you are an individual (not an entity), you personally have had an individual income in excess of $200,000 in each of the two (2) most recent calendar years and you reasonably expect an income in excess of $200,000 in the current calendar year.

☐ If you are an individual (not an entity), your joint income with your spouse or spousal equivalent is in excess of $300,000 in each of the two (2) most recent calendar years and you reasonably expect a joint income in excess of $300,000 in the current calendar year.

☐ If you are an individual (not an entity), you hold at least one of the following professional licenses in good standing: a Series 7, Series 65 or Series 82 license.

☐ If you are an individual (not an entity), you are a family client (as defined in Rule 202(a)(11)(G)–1 under the Advisors Act of 1940 (the “Advisors Act”)) whose investments are directed by a Qualifying Family Office (defined below).

☐ If you are an entity, you have total assets or investments in excess of $5,000,000 and have not been formed for the purpose of acquiring the Common Stock.

☐ If you are a trust (other than a business trust), with total assets in excess of $5,000,000 which was not formed for the purpose of acquiring the Common Stock and whose decision to invest has been directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investment.

☐ If you are an entity, you are a family office (as defined in Rule 202(a)(11)(G)–1 under the Advisors Act) and you were not formed for the specific purpose of acquiring the securities offered, (1) you own investments in excess of $5 million, and (2) your investment is directed by a person with such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “Qualifying Family Office”).

☐ If you are an entity, you are a family client whose investments are directed by a Qualifying Family Office.

☐ If you are an entity, each of your equity owners satisfies one or more of the above criteria (i.e. each owner is an accredited investor).

3. REPRESENTATION AND WARRANTy

By signing this questionnaire, you represent and warrant that: your answers to the foregoing questions are true and complete to the best of your information and belief, and you will promptly notify the Company of any changes in the information you have provided.

************************************************************************

Date: ____________________

FOR INDIVIDUAL:

(Signature)

Name:

FOR ENTITY:

Name of Entity:

(Signature)

Name:

Title:

(Print name and title, if any, of joint investor or other person whose signature is required)

(Signature)

Exhibit C

“BAD ACTOR” QUESTIONNAIRE FORMS

The purpose of this Questionnaire is to determine whether any solicitor, promoter, officer, director or beneficial owner of 20% or more of the voting equity securities of Lazydays Holdings, Inc. (the “Company”), is a “bad actor” under Rule 506(d) of Regulation D promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). The information furnished herein will be relied upon in connection with the offering and sale of securities in compliance with the Regulation D exemption. As used in this Questionnaire, “you” also refers to any entity on whose behalf you are responding.

Please complete, sign and date this Questionnaire.

Your Name:

Residence or Business Address:

Your Position(s) or Connection with the Company (check all that apply):

☐ Director

☐ Executive officer

☐ Other officer participating in the offering

☐ General partner

☐ Managing member

☐ Promoter

☐ Solicitor (If checked: director ☐, officer ☐, managing member ☐ or general partner ☐ of the solicitor?)

☐ Beneficial owner of 20% or more of the Company’s voting equity securities 1

Telephone Number: __________________________________

Email Address: __________________________________

Have you been convicted, within ten years of the date hereof of any felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC, or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes       No

Are you subject to any order, judgment or decree of any court of competent jurisdiction entered within five years of the date hereof that, as of the date hereof restrains or enjoins you from engaging in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC, or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes       No

1 If this box is checked, please respond to the questions on behalf of the person or entity that is the record holder of the Company’s voting securities as well as any other entities or individuals with whom such person or entity shares beneficial ownership of the Company’s voting securities. Check this box if the person or entity has the right to designate directors under a voting agreement with other Company’s shareholders – even if the beneficial ownership is less than 20%.

Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, state insurance commissions (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration (1) that, as of the date hereof, bars you from (a) associating with an entity regulated by such commission, authority, agency or officer, (b) engaging in the business of securities, insurance or banking or (c) engaging in savings association or credit union activities or (2) entered in the past 10 years that constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes       No

Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

●	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

●	places limitations on your activities, functions or operations; or

●	bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes       No

Are you subject to any order of the SEC, entered within five (5) years before the date hereof, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or future violation of:

●	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or

●	Section 5 of the Securities Act?

Yes       No

Have you been suspended or expelled from membership in, or suspended or barred from associating with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes       No

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within five years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes       No

Are you subject to a United States Postal Service false representation order entered within five years before the date hereof, or are you, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes       No

Do you agree to notify the Company if any of your answers to questions 1-7 change at any time after the date hereof?

Yes       No

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the date written below and declares that it is truthful and correct.

Signature: _____________________________________

Printed Name: ____________________________________ Date ______________

Definitions:

Director means any director of a corporation or any person performing similar functions with respect to any organization whether incorporated or unincorporated.

Executive officer means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the issuer. Executive officers of subsidiaries may be deemed executive officers of the issuer if they perform such policy making functions for the issuer.

Officer means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization.

Participating in the offering, with respect to a non-executive officer means, based upon the facts, more than transitory or incidental involvement, and could include activities such as participation or involvement in due diligence activities, involvement in the preparation of disclosure documents, and communication with the issuer, prospective investors or other offering participants.

Promoter means any person who: (i) acting alone or together with others, directly or indirectly takes initiative in founding or organizing the business or enterprise of an issuer; or (ii) in connection with the founding or organization of the business or enterprise of an issuer, directly or indirectly receives 10% or more of any class of issuer securities or 10% or more of the proceeds from the sale of any class of issuer securities (not including securities received solely as underwriting commissions or solely in exchange for property).

Solicitor means any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of securities.

Voting equity securities are securities with respect to which the securityholders have or share the ability, either currently or on a contingent basis, to control or significantly influence the management and policies of the issuer through the exercise of a voting right, including, for example, securities that confer to securityholders the right to elect or remove the directors or equivalent controlling persons of the issuer, or to approve significant transactions such as acquisitions, dispositions or financings, would be considered voting securities for purposes of Rule 506(d). Conversely, securities that confer voting rights limited solely to approval of changes to the rights and preferences of the class would not be considered voting securities for purposes of Rule 506(d).

Exhibit D

[Omitted.]